REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT dated as of March 6, 2000 among The Network Connection, Inc., a Georgia corporation (referred to as "Company"), and Robert Pringle, Jay Rosan and Richard Genzer (each referred to as a "Shareholder," and collectively, as "Shareholders").

                                   BACKGROUND

     Shareholders have purchased shares of Company's Common Stock, $0.001 par value per share ("Shares"), pursuant to exercise of options granted pursuant to Employment Agreements with each of the Shareholders dated as of March 6, 2000 and Stock Option Grant Agreements with each of the Shareholders of even date with the Employment Agreements, and Company's obligations in this Agreement are a part of the consideration to Shareholders under the Employment Agreements.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereto agree as follows:

     Section 1. Definitions.

     The following terms shall have the following meanings:

     "ACT" means the Securities Act of 1933, as amended, and any successor statute, and the rules and regulations promulgated thereunder.

     "BUSINESS DAY" means a day on which the New York Stock Exchange is open for business.

     "INDEMNIFIED PERSONS" shall have the meaning given in Section 8 hereof.

     "MAXIMUM AMOUNT" shall have the meaning given in Section 5 hereof.

     "MINIMUM AMOUNT" means at least 375,000 Registerable Shares, such number to be equitably adjusted in the event of a stock split, stock dividend, combination or reclassification of Shares.

     "NASDAQ" means the Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc.

     "PIGGYBACK  REGISTRATION" shall mean registration under the Act pursuant to
Section 2 hereof.

     "PIGGYBACK REQUEST" means a written request to Company pursuant to Section 2 hereof for the registration of Registerable Shares pursuant to the Act.

     "PRIORITY" shall have the meaning given in Section 5 hereof.

     "REGISTRATION EXPENSES" shall have the meaning given in Section 4 hereof.

     "REGISTERABLE SHARES" means the 1,850,000 Shares of the Shareholders covered by this Agreement, such number to be equitably adjusted in the event of a stock split, stock dividend, combination or reclassification of Shares.

     "SELLING EXPENSES" shall have the meaning given in Section 4 hereof.

     "SHAREHOLDER" and "SHAREHOLDERS" shall have the meaning given in the heading of this Agreement.

     "SHARES" means Common Stock, $0.001 par value, of Company.

     "SEC" means the Securities and Exchange Commission.

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     Section 2.  Piggyback  Registration.  If at any time after the date hereof,
Company proposes to register Shares under the Act for sale to the public by Company or any other person (except as provided in Section 6 hereof), Company shall, not less than twenty (20) days prior to the proposed date of filing of a registration statement under the Act, give written notice to Shareholders of its intention to do so. A Piggyback Request from any Shareholder shall state the number of Registerable Shares to be registered and the intended plan of distribution thereof. If the Company receives a Piggyback Request from a Shareholder within ten (10) days after Company's notice under this Subsection 2, Company, subject to the conditions and limitations of Section 3 hereof, will use commercially reasonable efforts to cause the Registerable Shares covered by the Piggyback Request to be so registered under the Act in the proposed registration statement if the proposed registration statement becomes effective, but Company shall have no obligation to cause, or use any efforts to cause, any such registration statement to become effective. Registerable Shares covered by a Piggyback Request shall be sold pursuant to the same plan of distribution that applies to the majority of the other Shares covered by such registration statement, except to the extent that Company otherwise agrees in writing. The rights to Piggyback Registration granted by this Section 2 may be exercised on no more than three occasions.

     Section 3. Registration Procedures.

          (a)  If  Company  is  effecting   piggyback   registration  under  the
provisions of Section 2 of any Registerable Shares, Company will as promptly as practicable:

               (i) Comply with Rule 424 under the Act relating to filing of prospectuses and furnish to each seller and to each underwriter such number of conformed copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale of the Registerable Shares covered by such registration statement.

               (ii) If the offering is to be underwritten, Company and each seller of Registerable Shares shall enter into a written agreement with any managing underwriter selected in the manner herein provided in such form and containing such provisions as are satisfactory to Company and such seller of Registerable Shares (such satisfaction not to be withheld unreasonably), and as are customary in the securities business for such an arrangement between such underwriter, such seller and corporations of Company's size and investment stature.

               (iii)  Give   Shareholders   two  days'  advance  notice  of  its
anticipated filing date of the registration statement and amendments thereto.

          (b)  Notwithstanding  the  foregoing,   Company  may  delay  filing  a
registration statement otherwise required to be filed pursuant to this Agreement, and may withhold efforts to cause a registration statement covering Registerable Shares to become effective for a period of up to ninety (90) days, if Company determines in good faith that such registration statement might (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or
(2) involve initial or continuing disclosure obligations that might not be in the best interest of Company's shareholders. If, after a registration statement becomes effective, Company notifies Shareholders that Company considers it appropriate for the registration statement to be amended or supplemented, Shareholders shall suspend any further sales of Registerable Shares until Company advises them that the registration statement has been amended or supplemented. Company may give such advice if there exists at any time material non-public information relating to Company that, in the reasonable opinion of Company's Board of Directors, would be prejudicial to Company or its shareholders if disclosed at that time. Company agrees with Shareholders that it will use commercially reasonable efforts to amend or supplement the registration statement, as required to permit sales of the Registerable Shares covered thereby to resume within ninety (90) days after it has given the notice referred to in the preceding sentence.

          (c) In connection with each registration hereunder, each Shareholder will (i) furnish promptly to Company in writing such information with respect to himself and the proposed distribution by him as reasonably shall be requested by Company in order to assure compliance with federal and applicable state securities laws, and (ii) comply with all applicable rules promulgated by the SEC or any securities exchange (including the Nasdaq SmallCap Market).

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     Section 4.  Expenses.  All expenses  incurred by Company in complying  with
Sections 2 hereof, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of securities exchanges or the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts, selling commissions and transfer taxes applicable to the sale of outstanding shares and any legal fees and expenses of counsel or other advisers and agents of Shareholder are called "Selling Expenses." Company will pay all Registration Expenses. All Selling Expenses shall be borne by Shareholder.

     Section 5. Marketing Arrangements

          (a) If (i) a Shareholder requests registration of Registerable Shares,
(ii) the offering proposed to be made is to be an underwritten public offering, and (iii) the managing underwriter of such public offering furnishes a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (the "Maximum Amount") (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities (or the anticipated market price, if no trading market then exists) and without materially and adversely affecting such offering or the trading market for Shares, then Company, Shareholders and other holders of Shares desiring to register their Shares by such registration shall have a right to participate in such offering in the following order of priority (a "Priority") until the number of Shares included in the offering reaches the Maximum Amount, and no additional Shares will be included in the registration statement.

          First Priority shall be to Company for Shares to be sold for the account of Company.

          Second Priority shall be to holders of Company securities who have a contractual right granted to such holders prior to the date hereof to have Shares registered pursuant to a registration statement initiated on their request or demand (regardless of whether or not such holder or holders have initiated the registration statement with respect to which Shareholders seek to exercise their piggyback rights hereunder).

          Third Priority shall be to holders of Shares who have a contractual right granted to such holders on or prior to the date hereof to have their Shares registered pursuant to piggyback or incidental rights on terms comparable to Section 2 hereof (in a registration statement that such holders do not have a right to initiate), including Shareholders who have Piggyback Rights under this Agreement.

          Fourth Priority shall be to all other holders of Shares in any sequence that may be agreed upon among the holders of such Shares and/or Company.

          To the extent that some but not all of the Shares owned by persons within any of the Priorities listed above are not included within the Maximum Amount, the Shares to be included in the registration statement shall be allocated pro rata to holders in such Priority in proportion to the respective numbers of Shares each such person in such Priority wishes to include in the registration statement.

          (b) Company represents and warrants that it has not granted any registration rights or entered into any agreements obligating it to register any of its securities under the Act that are inconsistent with the foregoing priorities.

          (c) In connection with any underwritten public offering of Company's equity securities, Shareholders agree that they will agree in writing to any restrictions on the sale of Registerable Shares owned by them that are requested by the managing underwriter, for a period not to exceed one hundred and thirty
(130) days commencing ten (10) days prior to the anticipated commencing date of the underwritten public offering; provided, however, that such restrictions shall not relate to Registerable Shares being registered, nor shall such restrictions be imposed unless restrictions at least as burdensome are imposed on each executive officer (as defined under the Securities Exchange Act of 1934) or director of Company.

     Section 6. Exceptions to Company's Obligations. The right to Piggyback Registration shall not apply, unless Company otherwise agrees in writing, to any registration statement:

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          (a) To be filed on a registration  form which is  unavailable  for the registration of Registerable Shares;

          (b) Relating primarily to Shares to be offered pursuant to (i) an employee benefit plan, or (ii) a dividend or interest reinvestment plan (including such a plan that has an open enrollment or cash investment feature);

          (c) Relating to Shares to be issued in the acquisition of another business, through a merger, consolidation, exchange of securities or otherwise;

          (d) Relating to Company securities to be issued for a consideration other than solely cash;

          (e) Relating to Company securities to be offered primarily to existing security holders of Company, through a "rights offering" or otherwise;

          (f) Relating primarily to Company securities to be issued on the exercise of options, warrants and similar rights, or on the conversion or exchange of other securities, issued by the Company or any other person; provided, however that this exception to a Shareholder's Piggyback Registration rights will apply only in the case of a third-party financing transaction and then only to the extent that the exception or restriction is imposed by the third-party;

          (g) Relating primarily to debt securities of Company, including debt securities that are convertible or exchangeable for equity securities of Company; or

          (h) That may become effective automatically upon filing with the SEC pursuant to Rule 462 under the Act or otherwise.

     Section 7. Termination of Registration Rights. Notwithstanding the foregoing provisions, Company's obligation to register Registerable Shares under this Agreement shall terminate as to any particular Registerable Shares (a) on March 6, 2005, (b) when such Registerable Shares have been sold in an offering registered under the Act or in a sale exempt from registration under the Act,
(c) when such Registerable Shares shall have been effectively registered under the Act for a period of at least ninety (90) days, or (d) when a written opinion, to the effect that such Registerable Shares may be sold without registration under the Act and without restriction as to the quantity and manner of such sales, shall have been received from counsel for Company which counsel is reasonably acceptable to the owner of such Registerable Shares (which satisfaction shall not be withheld unreasonably).

     Section 8. Indemnification.

          (a) In the event of any registration of Registerable Shares under the Act pursuant to this Agreement, Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, Shareholders, each person or entity that participates as an underwriter or qualified independent underwriter/pricer ("independent underwriter"), if any, in the offering or sale of such securities, each officer, director or partner of such underwriter or independent underwriter, and each other person, if any, who controls any Shareholder or any such underwriter within the meaning of the Act (collectively, the "Indemnified Persons"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with Company's consent, which consent shall not be unreasonably withheld) to which such Indemnified Persons may become subject under the Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Registerable Shares were registered under the Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Company of any federal or state

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rule or regulation  applicable to Company and relating to action  required of or inaction by Company in connection with any such registration. Company will reimburse Indemnified Persons for any reasonable legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. Notwithstanding the foregoing, Company shall not be liable to any Indemnified Person to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof) or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to Company by or on behalf of any such Indemnified Person, for use in the preparation of the registration statement or (ii) the failure of any such Indemnified Person to comply with any legal requirement applicable to any such Indemnified Person to deliver a copy of a prospectus or any supplements or amendments thereto after Company has made such documents available to such persons, and it is established that delivery of such prospectus, supplement or amendment would have cured the defect giving rise to such loss, claim, damage, liability or expense. Such indemnity and reimbursement of expenses shall remain in full force and effect following the transfer of Registerable Shares by any Shareholder.

          (b) Company, as a condition to including any Registerable Shares in any registration statement filed in accordance with this Agreement, shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registerable Shares and any underwriter or independent underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Subsection 8(a)) Company and its directors and officers and each person controlling Company within the meaning of the Act and all other prospective sellers and their respective directors, officers, general and limited partners and controlling persons with respect to any statement or alleged statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Company or its representatives by or on behalf of such seller or underwriter for use in the preparation of such registration statement; provided, however, that the aggregate amount which any Shareholder shall be required to pay pursuant to such undertaking shall be limited to the amount of the net proceeds received by such person upon the sale of the Registerable Shares pursuant to the registration statement giving rise to such claim.

          (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and provided further that the indemnifying party shall not be entitled to so participate or so assume the defense if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such indemnified party; and provided further, that the indemnified party shall have the right to employ counsel to represent such indemnified party if, in such indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party; and provided further, that if, in the reasonable judgment of the indemnified party, a conflict of interest between such indemnified party and any other indemnified party exists in respect of such claims, such indemnified parties shall be entitled to additional counsel or counsels and the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnified party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party will be liable for any settlement effected without its prior written consent.

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          (d)  If  the  indemnification  provided  for  in  this  Section  8  is unavailable or insufficient to hold harmless an indemnified party under Subsections 8(a) and (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Subsections 8(a) and (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 8. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this
Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Subsection 8(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof which is the subject of this Section 8). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 8 to the contrary, no indemnifying party (other than Company) shall be required pursuant to this Section 8 to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registerable Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

          (e) The provisions of this Section 8 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect following the transfer of the Registerable Shares by any such party.

          (f) Indemnification similar to that specified in the preceding provisions of this Section 8 (with appropriate modifications) shall be given by Company and Shareholders with respect to any required registration or other qualification of securities under any state securities and blue sky laws.

     Section 9. Compliance with Rule 144. At the request of any Shareholder, if he proposes to sell Registerable Shares in compliance with Rule 144 under the Act, or any similar Rule, Company shall (a) forthwith furnish to such holder a written statement as to its compliance with the filing requirements of the SEC as set forth in such Rule and (b) make such additional filings with the SEC as will enable Shareholder to make sales of Registerable Shares pursuant to such Rule.

     Section 10. Miscellaneous.

          (a) Binding and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto; provided, however, that the obligation to register Registerable Shares shall be enforceable by direct or remote transferees of Registerable Shares now owned by a Shareholder only if the transfer results from the death of any person, a gift made without consideration or the transfer of all or substantially all of the assets of an entity, by merger, consolidation, asset sale or otherwise.

          (b) Communications from Shareholders. If Shares are owned of record jointly by two or more persons, Company may rely on any communication signed by one such person. Company may ignore communications given by persons who purport to own Registerable Shares beneficially unless such communications are confirmed by a record owner, and it may ignore any communications from a record owner that conflict with previously received communications from another person who is at the relevant time also a record owner of the same Registerable Shares.

          (c) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any

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occurrence  be construed as a waiver of such right,  remedy,  power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (d) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrines of any jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (e) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as FedEx or by other messenger) against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

               (i)  If to Company:

                    The Network Connection, Inc.
                    1811 Chestnut Street
                    Suite 120
                    Philadelphia, PA  19103
                    Attention:  Chairman and Chief Executive Officer

               (ii) If to any Shareholder:

               To the address of such Shareholder contained in the records of the Company.

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph for the giving of notice.

          (f) Execution in Counterparts This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          (g) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (h) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (i) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (j) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (k) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this Agreement, the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed. "Business Days" shall be all days that are not Saturdays, Sundays or Holidays.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                       THE NETWORK CONNECTION, INC.


                                       By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Irwin L. Gross
                                           Chairman and Chief Executive Officer


                                           /s/ Robert Pringle
                                           -------------------------------------
                                           Robert Pringle


                                           /s/ Jay Rosan
                                           -------------------------------------
                                           Jay Rosan


                                           /s/ Richard Genzer
                                           -------------------------------------
                                           Richard Genzer

                                       8